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                                                                    EXHIBIT 10.2

                                    GUARANTEE

TO: LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH, AS LENDER

      under the Loan Agreement (as such term is hereinafter defined).

1. For valuable consideration, the undersigned and each of them (if more than one) hereby jointly and severally unconditionally guarantees and promises to pay to LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH, as lender (the "Lender"), the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of all indebtedness, liabilities and other obligations of Steelbank Inc., as borrower (the "Borrower"), party to the Loan Agreement dated as of the date hereof by and among the Borrower and the Lender, as the same may be amended, supplemented, revised, restated or replaced from time to time (the "Loan Agreement"), whether arising out of or in connection with this Guarantee, any Other Agreements or otherwise, including all unpaid principal of the Loans, all Letters of Credit, all interest accrued thereon, all unpaid Hedging Liabilities, all fees due under the Loan Agreement and all other amounts payable by the Borrower to any undersigned person thereunder or in connection therewith and any and all attorneys' fees, court costs, and collection charges incurred in endeavouring to collect or enforce any of the foregoing against the Borrower, the undersigned, or any other person liable thereon (whether or not suit be brought). The terms "indebtedness," "liabilities" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under applicable law, or whether recovery of such indebtedness may be or hereafter become barred by any statute of limitations.

      Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2. The liability of the undersigned under this Guarantee shall be unlimited. Regardless of whether or not any proposed guarantor or any other person or persons has or have executed or shall execute this Guarantee or is or are or shall become in any other way responsible to the Lender for the indebtedness or any part thereof whether under this Guarantee or otherwise shall cease to be so liable, this shall be a continuing Guarantee relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied and shall secure the ultimate repayment of all monies owing from the Borrower to the Lender and shall be binding as a continuing security on the undersigned. Notwithstanding the discontinuance of this Guarantee by any other person or persons that shall execute this Guarantee or is or are or shall become in any other way responsible to the Lender for the indebtedness or any part thereof whether under this Guarantee or otherwise, it shall remain continuing as to the other or others and the undersigned, and

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      this Guarantee shall, as to the other or others and the undersigned, remain in force and cover all indebtedness of the Borrower inclusive of those incurred or arising down to the expiration of three (3) months after notice of discontinuance thereof shall be given in accordance with paragraph 10 hereof. Any payment by the undersigned shall not reduce the maximum obligation of the undersigned hereunder.

3. The obligations hereunder are joint and several, and independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the undersigned whether action is brought against the Borrower or whether the Borrower be joined in any such action or actions; and the undersigned waive(s) the benefit of any statute of limitations affecting its/their liability hereunder.

4. The undersigned authorizes the Lender, without notice or demand and without affecting its/their liability hereunder, from time to time, either before or after revocation hereof, to:

      (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon;

      (b)   accept partial payments on the indebtedness;

      (c) receive and hold security for the payment of this Guarantee or the indebtedness guaranteed, and exchange, enforce, waive, release, fail to perfect, sell upon the occurrence and during the continuance of an Event of Default, or otherwise dispose of upon the occurrence and during the continuance of an Event of Default any such security;

      (d) settle, release, compromise, collect or otherwise liquidate the indebtedness and any security or collateral therefore in any manner;

      (e) apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and

      (f)   release or substitute any guarantors.

5. The undersigned hereby agrees that, except as hereinafter provided, its obligations under this Guarantee shall be unconditional, irrespective of
      (i) the validity or enforceability of the indebtedness or any part thereof, or of any promissory note or other document evidencing all or any part of the indebtedness, (ii) the absence of any attempt to collect the indebtedness from the Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by the Lender with respect to any provision of any instrument evidencing the indebtedness, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Borrower and delivered to the Lender, (iv) failure by the Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the indebtedness,
      (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C.ss.101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against the Borrower, or the Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security

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      interest by the Borrower as debtor-in-possession, under Section 364 of the
      Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Lender's claim(s) for repayment of the indebtedness, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

      The Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from the Borrower or any other source, and such determination shall be binding on the undersigned, absent manifest error. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the indebtedness as the Lender shall determine in its sole discretion without affecting the validity or enforceability of this Guarantee.

6.    The undersigned waives any right to require the Lender to:

      (a)   proceed against the Borrower or any other person;

      (b) proceed against or exhaust any security held from the Borrower or any other person; or

      (c)   pursue any other remedy in the Lender's power whatsoever.

      The undersigned waives any defense arising by reason of any disability or other defense of the Borrower, or the cessation from any cause whatsoever of the liability of the Borrower, or any claim that the undersigned's obligations exceed or are more burdensome than those of the Borrower, the undersigned waives, until all the indebtedness and the Liabilities shall be satisfied in full, any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), arising from the existence or performance of this Guarantee and, notwithstanding the foregoing, the undersigned waives, forever, any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower in connection with the Liabilities, and waive(s) any benefit of, and any right to participate in, any security now or hereafter held by the Lender. The Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, or realize any deed of trust or other security securing the indebtedness, and, even though the foreclosure or other realization may destroy or diminish the undersigned's rights against the Borrower or may result in security being sold at an under value, the undersigned shall be liable to the Lender for any part of the indebtedness remaining unpaid after the foreclosure or other realization. The undersigned waives all diligence, presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonour, filing of claims in the event of receivership or bankruptcy of the Borrower, and notices of acceptance of this Guarantee and of the existence, creation, or incurring of new or additional indebtedness.

7. The undersigned acknowledges and agrees that it shall have the sole responsibility for obtaining from the Borrower such information concerning the Borrower's financial conditions or business operations as the undersigned may require, and that the Lender does not have any duty at any time to disclose to the undersigned any information relating to the business operations or financial conditions of the Borrower.

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8.    To secure all of the undersigned's obligations hereunder, the undersigned assigns and grants to the Lender a security interest in all now owned or hereafter acquired moneys, securities and other property of the undersigned now or hereafter in the possession of the Lender, and all deposit accounts of the undersigned maintained with the Lender (or otherwise), and all proceeds thereof. Upon default or breach of the undersigned's obligations to the Lender, the Lender may apply any deposit account to reduce the indebtedness, and may realize upon any collateral as provided by law and in any security agreements between the Lender and the undersigned.

9. Until all the indebtedness shall be satisfied in full and the Liabilities shall be terminated, any obligations of the Borrower to the undersigned, now or hereafter existing, including but not limited to any obligations to the undersigned as subrogee of the Lender or resulting from the undersigned's performance under this Guarantee, are hereby assigned to the Lender and postponed and subordinated to the indebtedness. Any such obligations of the Borrower to the undersigned received by the undersigned shall be received in trust for the Lender and the proceeds thereof shall forthwith be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without reducing or affecting in any manner the liability of the undersigned under the provisions of this Guarantee. This assignment and postponement is independent of and severable from this Guarantee and shall remain in full force and effect whether or not the undersigned is liable for any amount under this Guarantee. Notwithstanding anything contained herein, the Lender and the undersigned are parties to a subordination agreement in respect of the Borrower, and any conflict between this Guarantee and such subordination agreement shall be resolved in favour of the subordination agreement.

10. This Guarantee may be revoked at any time by the undersigned in respect to future transactions, unless there is a continuing consideration as to such transactions which the undersigned does not renounce. Such revocation shall be effective upon the expiration of three (3) months after actual receipt by the Lender at Suite 1500, Maritime Life Tower, 79 Wellington St. West, Toronto, Ontario M5K 1G8, Attention: Aaron Turner: URGENT (or such address as the Lender may communicate to the Guarantor) of written notice of revocation. Revocation shall not affect the undersigned's obligations or the Lender's rights with respect to transactions which precede the expiration of the three (3) month period following the Lender's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of the Lender authorized hereunder. If this Guarantee is revoked, returned or cancelled, and subsequently any previous payment or transfer of any interest in property by the Borrower to the Lender are rescinded or must be returned by the Lender to the Borrower, this Guarantee shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

11. Where the Borrower becomes bankrupt or makes an assignment for the benefit of creditors or if any circumstances arise necessitating the Lender to file a claim against the Borrower and/or to value its securities, the Lender shall be entitled to place such valuation on its securities as the Lender may in its absolute discretion see fit and the

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      filing of such claim and the valuing of securities shall not in any way prejudice or restrict the claim of the Lender against the undersigned and in no way discharges the undersigned or from its liability hereunder to the Lender, either in whole or in part and until all indebtedness of the Borrower to the Lender has been fully paid, the Lender shall have the right to include in its claim the amount of all sums paid by any of the undersigned to the Lender under this Guarantee and to prove and rank for and receive dividends in respect of such claim, any and all rights to prove and rank for such sums paid for by the undersigned and receive the full amount of all dividends in respect thereto are hereby assigned and transferred to the Lender by the undersigned.

12. The undersigned shall make payment to the Lender of the amount of its liability to the Lender to the extent then due, forthwith after demand therefor is made in writing and such demand shall be deemed to have been effectually made (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail courier service, (b) four (4) days after it shall have been mailed by Canada Post mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by facsimile transmission, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Lender:

                  Lasalle Business Credit, A Division of ABN AMRO Bank N.V., Canada Branch
                  Suite 1500, Maritime Life Tower
                  79 Wellington St. West,
                  Toronto, ON  M5K 1G8

                  Attention:        Mr. Aaron Turner
                  Fax:              (416) 367-7943

                  If to any undersigned person:

                  Tarpon Industries, Inc.
                  2420 Wills Street
                  Maryville, MI  48048

                  Attention: Jim House, Senior Vice President and Chief Financial Officer
                  Fax: (810) 364-4347

            or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

13. In paragraphs 13 to 16, the following terms shall have the following meanings:

      (a) "Excluded Taxes" means taxes, levies, imposts, deductions, charges or withholdings, including interest, penalties or additions thereto, and all related liabilities, imposed on or measured by net income or net profits of the Lender,

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            capital taxes or franchise taxes imposed pursuant to the laws of
            Canada or by the jurisdiction under the laws of which the Lender is organized, in which the Lender is resident for tax purposes or in which the principal office or applicable lending office of the Lender is located or in which it is otherwise deemed to be engaged in a trade or business for tax purposes or any subdivision thereof or therein, and any branch profits taxes or any similar tax imposed by any jurisdiction on the Lender;

      (b) "Governmental Authority" means any nation or government, any state, province, municipality, region or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing;

      (c)   "Indemnified Taxes" means all Taxes other than Excluded Taxes;

      (d) "Other Taxes" means any present or future transfer, mortgage, stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies imposed by Canada, or any province or territory thereof, the United States or any other jurisdiction that arise from any payment under this Guarantee or from the execution, delivery, enforcement or registration of, or otherwise with respect to, the Guarantee;

      (e) "Tax" or "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

14. Gross-Up for Withholding Tax. All payments to the Lender (or any successor or assignee thereof) by the undersigned under this Guarantee shall be made free and clear of and without deduction or withholding for any and all Indemnified Taxes, unless required by law. If the undersigned shall be required by law or the interpretation thereof by the relevant Governmental Authority to deduct or withhold any such Indemnified Taxes from or in respect of any sum payable under this Guarantee, (i) the amount payable shall be increased by such additional amount as may be necessary so that after making all required deductions or withholdings (including, without limitation, deductions or withholdings applicable to additional amounts paid under this paragraph 13), the Lender receives a net amount equal to the full amount it would have received if no deduction or withholding had been made; (ii) the undersigned shall make such required deductions or withholdings; (iii) the undersigned shall immediately pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law; and (iv) the undersigned shall deliver to the Lender, as soon as practicable after it has made such payment to the applicable Governmental Authority (x) a copy of any receipt issued by such Governmental Authority evidencing the payment of all amounts required to be deducted or withheld from the sum payable hereunder or (y) if such a receipt is not available from such Governmental Authority, notice of the payment of such amount deducted or withheld.

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15.   Other Taxes. The undersigned agrees to immediately pay any and all Other
      Taxes which arise from any payment made by the undersigned under this Guarantee or the execution, delivery or registration of, or otherwise, with respect to this Guarantee.

16. Indemnity. The undersigned shall indemnify and hold harmless the Lender for the full amount of Indemnified Taxes or Other Taxes imposed on or paid by the Lender and any liability (including penalties, interest and expenses payable or incurred in connection therewith) arising from or with respect to such Indemnified Taxes or Other Taxes, whether or not they were correctly or legally asserted. In addition, the undersigned shall indemnify the Lender for any Taxes (including Excluded Taxes) imposed by any jurisdiction on or with respect to any increased amount payable by the undersigned under paragraph 13 or paragraph 16 or any payment by the undersigned under paragraph 14 or this paragraph 15. Payment under this indemnification shall be made within 30 days from the date the Lender makes written demand for it, and the amounts have been fully and finally settled. A certificate containing reasonable detail as to the amount of such Taxes submitted to the undersigned by the Lender shall be conclusive evidence, absent manifest error, of the amount due from the undersigned to the Lender.

      The undersigned shall furnish to the Lender the original or a certified copy of a receipt, if available, or other reasonably acceptable document to the Lender evidencing payment of Taxes made by it within 30 days after the date of any such payment..

17. Authorized Foreign Banks. In addition to the provisions of paragraph 13 hereof, in the event that the undersigned is or becomes a resident of Canada for purposes of the Income Tax Act (Canada) (the "ITA"), then in respect of amounts paid or credited by the undersigned to or for the benefit of a particular lender that is an "authorized foreign bank" for purposes of the ITA, the obligations under this paragraph 16 to pay an additional amount shall apply where the particular lender is liable for Tax under Part XIII of the ITA in respect of such payment, even if the undersigned is not required under the ITA to deduct or withhold an amount in respect of Taxes on such payment and paragraph 13 hereof shall apply, mutatis mutandis, as if the undersigned was required to withhold an amount in respect of such Taxes. The notification provisions of paragraph 11 hereof shall apply when the relevant person becomes aware of the liability of the Lender for tax under Part XIII of the ITA.

18. Survival. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in paragraphs 13 to 16 shall survive the payment in full of principal, interest, fees and any other amounts payable hereunder and the termination of this Guarantee.

19. If any provision of this Guarantee is determined in any proceeding in a court of competent jurisdiction to be void or to be wholly or partly unenforceable, that provision shall for the purposes of such proceeding, be severed from this Guarantee at the Lender's option and shall be treated as not forming a part hereof and all the remaining provisions of this Guarantee shall remain in full force and be unaffected thereby.

20. The undersigned consents and agrees that the Lender shall be under no obligation to marshal any assets in favor of the undersigned or against or in payment of any or all of the indebtedness. The undersigned further agrees that, to the extent that the undersigned

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      makes a payment or payments to the Lender, or the Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to undersigned, its estate, trustee, receiver or any other party, including, without limitation, the undersigned, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, the indebtedness or the part thereof which has been paid, reduced or satisfied by such amount and the undersigned's obligations hereunder with respect to such portion of the indebtedness, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

21. Notwithstanding any contrary provision of this Guarantee, it is intended that neither this Guarantee nor any liens or security interests securing this Guarantee constitute a Fraudulent Conveyance (as defined below). Consequently, the undersigned agrees that if this Guarantee or any liens or security interests securing this Guarantee would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guarantee and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guarantee or such lien or security interest to constitute a Fraudulent Conveyance, and this Guarantee shall automatically, if permitted under applicable law, be deemed to have been amended accordingly at all relevant times. For purposes hereof, a "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time.

22. This Guarantee shall not be subject to or affected by any promise or condition affecting or limiting the liability of the undersigned except as expressly set forth herein and no statement, representation, agreement or promise on the part of the Lender or any officer, employee or agent thereof, unless contained herein, forms any part of this contract or has induced the making thereof or shall be deemed in any way to affect the liability of the undersigned hereunder.

23. There are no representations, collateral agreements or conditions with respect to this Guarantee and agreement affecting the liability of the undersigned hereunder other than contained herein.

24. This Guarantee and agreement shall extend to and enure to the benefit of the Lender and its successors and assigns, and shall extend to and be binding upon the undersigned and its or their respective successors and permitted assigns.

25. It is not necessary for the Lender to inquire into the powers of the Borrower or the undersigned or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

26. The Lender may, without notice to the undersigned and without affecting the undersigned's obligations hereunder, assign the indebtedness and this Guarantee, in whole or in part. Subject to the confidentiality provisions in Section 20(i) of the Loan Agreement, the undersigned agrees that the Lender may disclose to any assignee or

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      purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in the Lender's possession concerning the undersigned, this Guarantee, and any security for this Guarantee.

27. If for the purpose of obtaining judgment in any court or for the purpose of determining, pursuant to the obligations of the undersigned, the amounts owing hereunder, it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender could purchase, in the Toronto foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given or any other payment is due hereunder. The undersigned agrees that its obligation in respect of any Original Currency due from it to the Lender hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged or owing to be due hereunder in the Second Currency the Lender may, in accordance with normal banking procedures, purchase, in the Toronto foreign exchange market the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the undersigned agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender against such loss. The term "rate of exchange" in this paragraph 27 means the spot rate at which the Lender, in accordance with normal practices is able on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

28. All words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require.

29. This Guarantee shall be governed by and construed in accordance with the laws of the Province of Ontario.

30. The Guarantor and the Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Courts in the Province of Ontario in connection with the resolution of any disputes relating to this Guarantee. The Guarantor irrevocably waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee.

31. The Guarantor and the Lender each hereby waive any right to trial by jury of any claim, demand, action or cause of action arising under this Guarantee or in respect of this the Guarantor and Lender each hereby agrees that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that borrower or lender may file an original counterpart of this Guarantee with any court as written evidence of the consent of the parties to the waiver of their right to a trial by jury.

32. The undersigned and each of them acknowledges receipt of an executed copy of this Guarantee.

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The parties acknowledge that they have required that this agreement and all related documents be prepared in English.

Les parties reconnaissent avoir exige que la presente convention et tous les documents connexes soient rediges en anglais.

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      Executed under seal as of this 17th day of February, 2005.

                                                  TARPON INDUSTRIES, INC.
                                                  Per:  /s/ J. PETER FARQUHAR
                                                       ------------------------
                                                  Name: J. PETER FARQUHAR
                                                  Title: CEO

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